Exhibit 4.01-3
                                                                     to the
                                                                Credit Agreement

                    Exhibit 10.177 - Subordination Agreement

            SUBORDINATION AGREEMENT dated as of January 28, 1998 made by DREW INDUSTRIES INCORPORATED, a Delaware corporation (the "Company") and each direct and indirect Subsidiary of the Company (each, together with the Company, a "Credit Party"), with and in favor of THE CHASE MANHATTAN BANK, as agent (in such capacity, the "Administrative Agent") for the Lenders (as defined in the Credit Agreement referred to below).

            Reference is hereby made to the Credit Agreement dated as of January 28, 1998 (as amended, supplemented, or modified from time to time, the "Credit Agreement") among Kinro, Inc., an Ohio corporation, Shoals Supply, Inc., a Delaware corporation, and Lippert Components, Inc., a Delaware corporation, as Borrowers (the "Borrowers"), the financial institutions party thereto as lenders (the "Lenders") and The Chase Manhattan Bank as administrative agent (in such capacity the "Administrative Agent"). Terms used herein as defined terms and not otherwise defined herein shall have the meanings given thereto in the Credit Agreement.

            The Lenders have agreed to make Loans to the Borrowers upon the terms and subject to the conditions specified in the Credit Agreement. Each Borrower is a direct Subsidiary of the Company. The Credit Parties may make loans and advances to other Credit Parties upon the terms and conditions thereto contained in the Credit Agreement, including, without limitation, the subordination of such obligations to the obligations of the Credit Parties under the Loan Documents. The obligations of the Lenders to make Loans are conditioned on, among other things, the execution and delivery by each Credit Party of a Subordination Agreement in the form hereof.

            NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      Section 1.01. Definitions; Terms. References to this "Agreement" shall be to this Subordination Agreement as amended, supplemented, or otherwise modified from time to time. The term "Senior Obligations" shall mean, collectively, the due and punctual payment of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans when and as due, whether at maturity, by acceleration, upon one or more dates on which repayment or prepayment is required, or otherwise, (ii) each payment required to be made by the Borrowers under the Credit Agreement in respect of the Letter of Credit when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (x) of the Borrowers to one or more of the Secured Parties under the Credit Agreement, (y) of the Guarantors under the Guarantee Agreements, (z) of the Borrowers and of the other Credit Parties under any other Loan Documents to which the Borrowers or such other Credit Parties are or are to be parties, and (aa) of the Borrowers (or either of them) to any Lender as an Interest Rate Protection Merchant under or in respect of any Interest Rate Hedging Agreement now or hereafter in effect. The term "Subordinated Debt" shall mean any and all Indebtedness, obligations and liabilities that is or was at any time owed by any Credit Party to any other Credit Party (including all interest accrued or to accrue thereon up to the date of such full payment thereof) of every kind and nature whatsoever, whether represented by negotiable instruments or other writings, whether direct or indirect, absolute or contingent, due or not due, secured or unsecured, original, renewed, modified or extended, now in existence or hereafter incurred, originally contracted with the Credit Party or with another Person, and whether contracted alone or jointly and/or severally with another or others.

      Section 2.01. Subordination. Each Credit Party hereby agrees that all claims and demands, and all interest accrued or that may hereafter accrue thereon, in respect of any Subordinated Debt are subject and subordinate to the prior indefeasible payment and satisfaction in full in cash of all Senior Obligations. In furtherance of and not in limitation of the foregoing:

                        (i) no payment or prepayment of any principal or interest on account of, and no repurchase, redemption or other retirement (whether at the option of the holder or otherwise) of Subordinated Debt shall be made, if at the time of such payment, prepayment, repurchase, redemption or retirement or immediately after giving effect thereto there shall exist a Default or Event of Default;

                        (ii) in the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relating to any Credit Party or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of any Credit Party, whether or not involving insolvency or bankruptcy, then the holders of Senior Obligations shall be entitled to receive final, indefeasible payment in full in cash of all Senior Obligations (including interest thereon accruing after the commencement of any such proceedings, whether or not allowed or allowable as a claim in such proceedings) (and the LC Exposure shall have been reduced to zero and the Revolving Credit Commitments shall have terminated), before the holders of the Subordinated Debt (including any other Credit Party) shall be entitled to receive any payment or other distribution on account of the Subordinated Debt, and to that end the holders of Senior Obligations shall be entitled to receive distributions of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of the Subordinated Debt;

                        (iii) in the event that any Subordinated Debt is declared due and payable before its expressed maturity because of the occurrence of an event of default (under circumstances when the provisions of the foregoing paragraphs (i) or (ii) are not applicable), the holders of the Senior Obligations outstanding at the time such Subordinated Debt so becomes due and payable because of such occurrence of such an event of default shall be entitled to receive final, indefeasible payment in full in cash of all Senior Obligations (and the LC Exposure shall have been reduced to zero and the Commitments shall have terminated) before the holders of the Subordinated Debt (including any Credit Party) are entitled to receive any payment or other distribution on account of the Subordinated Debt;

                        (iv) in the event that, notwithstanding the occurrence of any of the events described in paragraphs (i), (ii) and (iii), any such payment or distribution of assets of any Credit Party of any kind or character, whether in cash, property or securities, shall be received by the holders of Subordinated Debt (including any Credit Party) before all Senior Obligations are finally and indefeasibly paid in full in cash (and the LC Exposure shall have been reduced to zero and the Commitments shall have terminated) such payment or distribution shall be held in trust for the benefit of, and shall be promptly paid over or delivered to the holders of such Senior Obligations or their representative or representatives, including the Administrative Agent, or as their respective interests may appear, for application to the payment of all Senior Obligations remaining unpaid to the extent necessary to pay such Senior Obligations in full in cash, in accordance with the terms thereof, after giving effect to any concurrent payment or distribution to the holders of such Senior Obligations;

                        (v) no holder of Senior Obligations shall be prejudiced in its right to enforce subordination of the Subordinated Debt by any act or failure to act on the part of any Credit Party; and

                        (vi) no payment on any Subordinated Debt shall be made to or for the benefit of any holders of the Senior Notes unless concurrently therewith payment shall be made in respect thereof on the Senior Obligations to the Administrative Agent for the benefit of the Lenders on a pari passu basis; nor shall assignment or other transfer of any instrument evidencing any Subordinated Debt be made to or for the benefit of the holders of the Senior Notes unless the Administrative Agent (or the Collateral Agent, as appropriate) shall concurrently therewith receive an assignment or transfer of equal priority on a parri passu basis.

      Section 2.02. No Payment or Security. Each Credit Party agrees not to make payment (except if permitted under Section 2.01 hereof) of, or give any security for, any Subordinated Debt.

      Section 2.03. Waiver; No Limitations. (a) Each Credit Party waives any and all notice of the acceptance of the subordination hereunder and of the creation or accrual of any of the Senior Obligations or of any renewals, extensions, increases, or other modifications thereof from time to time, or of the reliance of any Lender or any other Secured Party upon this Agreement.

            (b) Nothing contained herein shall constitute or be deemed to be a waiver or to limit any rights in any insolvency proceeding or under applicable law of any Lender or any other Secured Party as a creditor of any Credit Party, including in respect of any claim that any payment in respect of Subordinated Debt, whether or not permitted under Section 2.01 hereof, is a preferential transfer or otherwise should be set aside or recovered for the benefit of creditors of any Credit Party.

      Section 2.04. No Impairment of Subordination. Each holder of Subordinated Debt hereby consents that the liability of each Credit Party or of any other party for or upon the Senior Obligations may from time to time, in whole or in part, be renewed, increased, extended, or modified, in any and all respects, or accelerated, compromised, settled or released, and that any collateral security and Liens for the Senior Obligations, or any guarantee or other accommodation in respect thereof may, from time to time, in whole or in part, be exchanged, sold, released or surrendered by the Administrative Agent, the Collateral Agent, the Issuing Bank, or any Lender, as it may deem advisable, or that any security interest may be unperfected, and that the financial condition, legal status, corporate structure or identity, entity classification, affiliation, or any other characteristic affecting any Credit Party, or affecting any Senior Obligation, may change in any respect whatsoever, and any other fact or circumstance may occur that would, but for this specific provision to the contrary, relieve such holder of Subordinated Debt from the provisions of this Agreement, all without impairing the subordination contained in this Agreement and without any notice to or assent from such holder of Subordinated Debt.

      Section 2.05. Proof of Claim; Past Default. (a) Each holder of Subordinated Debt hereby irrevocably authorizes the Administrative Agent, and irrevocably constitutes and appoints it as its attorney in fact with full power (coupled with an interest, and with power of substitution) for the benefit of the Lenders, in the name, place and stead of such holder of Subordinated Debt and whether or not a default exists with respect to the Subordinated Debt, to file proofs of claim for the full amount of the Subordinated Debt held by it against any obligor in respect thereof or such obligor's property in any statutory or non-statutory proceeding affecting such obligor or the Subordinated Debt or any other proceeding and to vote the full amount of the Subordinated Debt (i) for or against any proposal or resolution; (ii) for a trustee or trustees or for a committee of creditors; or (iii) for the acceptance or rejection of any proposed arrangement, plan of reorganization, composition, settlement or extension and in connection with any such proceeding.

                  (b) After the occurrence and during the continuation of a Default or Event of Default, should any payment or distribution or collateral security or proceeds of any collateral security be received or collected by the holder of any Subordinated Debt for or on account of any Subordinated Debt, prior to the time that all Senior Obligations have been fully, finally, and indefeasibly paid in cash (and the LC Exposure reduced to zero and the Revolving Credit Commitments terminated), such holder of Subordinated Debt shall forthwith deliver the same to the Administrative Agent, in precisely the form received (with the endorsement of such holder of Subordinated Debt where necessary), for application on account of the Senior Obligations (or, in the case of collateral security, delivery to the Collateral Agent for such application thereby) and such holder of Subordinated Debt agrees that, until so delivered, the same shall be deemed received by such holder of Subordinated Debt as trustee for the Secured Parties in trust for the Secured Parties; and in the event of the failure of such holder of Subordinated Debt to endorse any instrument for the payment of money so received payable to its order, the Administrative Agent or any officer or employee thereof is hereby irrevocably constituted and appointed attorney in fact for such holder of Subordinated Debt, with full power (coupled with an interest and with full power of substitution) to make any such endorsement. In the event that such holder of Subordinated Debt fails to make such delivery, such holder of Subordinated Debt agrees to immediately pay to the Administrative Agent for the ratable benefit of the Lenders an amount equivalent to any such payment or the value of such security received.

      Section 2.06. No Transfer. Each Credit Party represents and warrants to the Secured Parties that such Credit Party has not (except for the benefit of the Secured Parties) granted any security interest in or made any other transfer or assignment of any Subordinated Debt (except to (x) the Collateral Agent, in each case for the ratable benefit of the Secured Parties and (y) concurrently herewith, and on a pari passu basis to the holders of the Senior Notes pursuant to the subordination agreement contemplated by the Senior Note Placement Agreement) and agrees that such Credit Party will not grant a security interest therein or make any other transfer or assignment thereof (except to or as designated by the Administrative Agent).

      Section 2.07. Instruments. Each Credit Party represents and warrants to the Secured Parties that as of the date hereof the Subordinated Debt is not represented by any instruments or other writings. Each Credit Party agrees that at no time hereafter will any part of the Subordinated Debt be represented by any instruments or other writings, except such instruments or other writings, if any, (i) that in each case bear a legend clearly referring to this Agreement and setting forth that the obligations represented by such instruments or writings are subject to the subordination hereunder, and (ii) true copies of which shall have been delivered to the Administrative Agent promptly after execution thereof. Subordinated Debt not evidenced by an instrument or document shall nevertheless be deemed subordinated by virtue of this Agreement.

      Section 2.08. Statements of Account; Books and Records. Each holder of Subordinated Debt further hereby agrees that it will render to the Administrative Agent or any Lender upon demand, from time to time, a statement of the account of each Credit Party with it. Each holder of Subordinated Debt agrees that its respective books and records, and financial statements, will appropriately show that the Subordinated Debt is subject to this Agreement.

      Section 2.09. Other Subordination Provisions. The subordination hereunder shall be in addition to, and shall not limit or be limited by, any subordination provisions contained in any Guarantee Agreement or other Loan Document.

      Section 3.01. Representation and Warranties. Each Credit Party represents and warrants to the Secured Parties that all representations and warranties relating to it in the Credit Agreement are true and correct.

      Section 4.01. Amendment; Waiver. No amendment or waiver of any provision of this Agreement, nor consent to any departure by any Credit Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent with the written consent of the Required Lenders. Any such waiver, consent or approval shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in the same, similar or other circumstances. No waiver of any breach or default of or by any Credit Party under this Agreement shall be deemed a waiver of any other previous breach or default or any thereafter occurring.

      Section 4.02. Survival; Severability.

                  (a) All covenants, agreements, representations and warranties made by the Credit Parties herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document (i) shall be considered to have been relied upon by the Lenders and shall survive the making by the Lenders of the Loans, and the execution and delivery to the Lenders of any Notes evidencing such Loans, regardless of any investigation made by the Administrative Agent, the Collateral Agent, the Issuing Bank, or any Lender or on their behalf, and (ii) shall continue in full force and effect as long as any of the Obligations is outstanding and unpaid, the LC Exposure does not equal zero, and the Revolving Credit Commitments have not been terminated.

                  (b) Any provision of this Agreement that is illegal, invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without invalidating the remaining provisions hereof or affecting the legality, validity or enforceability of such provisions in any other jurisdiction. The parties hereto agree to negotiate in good faith to replace any illegal, invalid or unenforceable provision of this Agreement with a legal, valid and enforceable provision that, to the extent possible, will preserve the economic bargain of this Agreement, or to otherwise amend this Agreement to achieve such result.

      Section 4.03. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Credit Party that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. No Credit Party may assign or transfer any of its rights or obligations hereunder except as expressly contemplated by this Agreement or the other Loan Documents (and any such attempted assignment shall be void).

      Section 4.04. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      Section 4.05. Headings; Interpretation. The Article and Section headings in this Agreement are for convenience only and shall not affect the construction hereof. The rules of interpretation of Section 1.03 of the Credit Agreement shall apply to this Agreement.

      Section 4.06. Notices. Notices, consents and other communications provided for herein shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. Communications and notices to any Credit Party shall be given to it at its address set forth in Schedule A hereto.

      Section 4.07. Counterparts; Additional Parties. (a) This Agreement may be executed in separate counterparts (telecopy of any executed counterpart having the same effect as manual delivery thereof), each of which shall constitute an original, but all of which, when taken together, shall constitute but one Agreement.

            (b) Upon execution and delivery after the date hereof by the Administrative Agent and a Subsidiary of the Company of an instrument in the form of Exhibit 4.07(b) hereto, such Subsidiary shall become a party hereto with the same force and effect as if originally named herein. The execution and delivery of such instrument shall not require the consent of any Credit Party. The rights and obligations of each Credit Party and each other holder of Subordinated Debt hereunder shall remain in full force and effect notwithstanding the addition of, or the failure to add, any Person as a party hereto, in each case whether or not required under the Credit Agreement.

      Section 4.08. Jurisdiction; Consent to Service of Process.

                  (a) Each Credit Party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent, the Issuing Bank, or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Credit Party or its properties in the courts of any jurisdiction.

                  (b) Each Credit Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in the preceding paragraph. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 4.06. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

      Section 4.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

            IN WITNESS WHEREOF, the parties hereto have caused this Subordination Agreement to be duly executed and delivered by their respective officers or representatives as of the day and year first above written.

                                    DREW INDUSTRIES INCORPORATED


                                    By: ____________________________________
                                        Name:
                                        Title:


                                    KINRO, INC.


                                    By: ____________________________________
                                        Name:
                                        Title:


                                    SHOALS SUPPLY, INC.


                                    By: ____________________________________
                                        Name:
                                        Title:


                                    LIPPERT COMPONENTS, INC.

                                    By:_____________________________________


                                    KINRO HOLDING, INC.


                                    By: ____________________________________
                                        Name:
                                        Title:


                                    SHOALS HOLDING, INC.


                                    By: ____________________________________
                                        Name:
                                        Title:


                                    KINRO MANUFACTURING, INC.


                                    By: ____________________________________
                                        Name:
                                        Title:


                                    KINRO TEXAS LIMITED PARTNERSHIP
                                    By: KINRO MANUFACTURING, INC.,
                                        its general partner


                                    By: ____________________________________
                                        Name:
                                        Title:


                                    KINRO TENNESSEE LIMITED PARTNERSHIP
                                    By: KINRO MANUFACTURING, INC.,
                                        its general partner


                                    By: ____________________________________
                                        Name:
                                        Title:

                                    SHOALS SUPPLY TEXAS LIMITED PARTNERSHIP
                                    By: SHOALS SUPPLY, INC., its general partner


                                    By: ____________________________________
                                        Name:
                                        Title:


                                    SHOALS SUPPLY TENNESSEE LIMITED PARTNERSHIP
                                    By: SHOALS SUPPLY, INC., its general partner


                                    By: ____________________________________
                                        Name:
                                        Title:


                                    THE CHASE MANHATTAN BANK,
                                    as Administrative Agent


                                    By: ____________________________________
                                        Name:
                                        Title:

                                                               Schedule A
                                                                   to
                                                         Subordination Agreement


                              Addresses for Notice

--------------------------------------------------------------------------------
Party                                  Mailing Address              County
--------------------------------------------------------------------------------
Drew Industries Incorporated     200 Mamaroneck Avenue              Westchester
                                 White Plains, NY  10601
--------------------------------------------------------------------------------
Kinro, Inc.                      4381 Green Oaks Boulevard West     Tarrant
                                 Arlington, TX  76016
--------------------------------------------------------------------------------
Shoals Supply, Inc.              4381 Green Oaks Boulevard West     Tarrant
                                 Arlington, TX  76016
--------------------------------------------------------------------------------
Lippert Components, Inc.         608 Wright Avenue                  Gratiot
                                 Alma, Michigan 48801
--------------------------------------------------------------------------------
Kinro Holding, Inc.              c/o Drew Industries Incorporated   Westchester
                                 200 Mamaroneck Avenue
                                 White Plains, NY  10601
--------------------------------------------------------------------------------
Shoals Holding, Inc.             c/o Drew Industries Incorporated   Westchester
                                 200 Mamaroneck Avenue
                                 White Plains, NY  10601
--------------------------------------------------------------------------------
Kinro Manufacturing, Inc.        4381 Green Oaks Boulevard West     Tarrant
                                 Arlington, TX  76016
--------------------------------------------------------------------------------
Kinro Texas Limited              4381 Green Oaks Boulevard West     Tarrant
Partnership                      Arlington, TX  76016
--------------------------------------------------------------------------------
Kinro Tennessee Limited          311 Greenway Boulevard             Rhea
Partnership                      Dayton, TN  37321
--------------------------------------------------------------------------------
Shoals Supply Texas Limited      4381 Green Oaks Boulevard West     Tarrant
Partnership                      Arlington, TX  76016
--------------------------------------------------------------------------------
Shoals Supply Tennessee          190 Durham Road
Limited Partnership              Maynardville, TN  37807            Union
--------------------------------------------------------------------------------
The Chase Manhattan Bank         Loan and Agency Bank Services      New York
                                 Group
                                 The Chase Manhattan Bank
                                 One Chase Manhattan Tower
                                 New YUork, NY  10081
--------------------------------------------------------------------------------

                                                             Exhibit 4.07(b)
                                                                    to
                                                         Subordination Agreement


      SUPPLEMENT dated as of ______ to the Subordination Agreement (as amended, supplemented, or modified from time to time, the "Subordination Agreement") made by DREW INDUSTRIES INCORPORATED, a Delaware corporation (the "Company") and each direct and indirect subsidiary thereof party thereto (collectively, together with the Company, the "Credit Parties") and THE CHASE MANHATTAN BANK as Agent (the "Administrative Agent") for the Secured Parties (as such term is defined in the Credit Agreement referred to below).

      Reference is hereby made to the Credit Agreement dated as of January ___, 1998 (as amended, supplemented, or modified from time to time, the "Credit Agreement") among KINRO INC., an Ohio corporation, SHOALS SUPPLY, INC., a Delaware corporation, LIPPERT COMPONENTS, INC., a Delaware corporation, the financial institutions party thereto as lenders (the "Lenders") and THE CHASE MANHATTAN BANK as administrative agent (in such capacity, the "Administrative Agent").

      Terms used herein as defined terms and not otherwise defined herein shall have the meanings given thereto in the Credit Agreement.

      The Credit Parties have entered into the Subordination Agreement to induce the Lenders to make the Loans. Pursuant to (and as more particularly set forth in) Section 5.09 of the Credit Agreement, the undersigned Subsidiary of the Company (the "New Credit Party") is required to become a party to the Subordination Agreement pursuant to an instrument in form, scope and substance satisfactory to the Administrative Agent. Section 4.07(b) of the Subordination Agreement provides that the New Credit Party may become a party to the Subordination Agreement by entering into an agreement in the form of this Supplement.

      Accordingly, and for other good and lawful consideration the receipt and sufficiency of which are hereby acknowledged, the Administrative Agent and the New Credit Party agree as follows:

      Section 1. In accordance with Section 4.07(b) of the Subordination Agreement, the New Credit Party by its signature below becomes a party to the Subordination Agreement with the same force and effect as if originally a signatory thereto, and the New Credit Party hereby agrees (a) to all the terms and provisions of the Subordination Agreement applicable to it as a Credit Party thereunder and (b) represents and warrants that the representations and warranties made by it as a Credit Party thereunder are true and correct on and as of the date hereof. Each reference to a "Credit Party" in the Subordination Agreement shall be deemed to include the New Credit Party. The Subordination Agreement is hereby incorporated herein by reference.

      Section 2. The New Credit Party represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether considered in a proceeding at law or in equity).

      Section 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that bear the signatures of the New Credit Party and the Administrative Agent.

      Section 4. The New Credit Party agrees to furnish (including herewith) to the Administrative Agent such information, including any information that the Administrative Agent or any Lender shall reasonably request in connection with the New Credit Party.

      Section 5. Except as expressly supplemented hereby, the Subordination Agreement shall remain in full force and effect.

      SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      Section 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in any other Loan Document shall not in any way be affected or impaired. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      Section 8. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the New Credit Party shall be given to it at the address set forth under its signature hereto.

      Section 9. The New Credit Party agrees to reimburse the Administrative Agent for its expenses incurred in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel.

      IN WITNESS WHEREOF, the New Credit Party and the Administrative Agent have duly executed this Supplement as of the day and year first above written.

                                              [NAME OF NEW CREDIT PARTY]


                                         By ____________________________________
                                               Name:
                                               Title:
                                               Address:

                                               _________________________________

                                               _________________________________

                                               _________________________________


                                               THE CHASE MANHATTAN BANK, as
                                               Administrative Agent,


                                         By ____________________________________
                                               Name:
                                               Title:


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